                                                                    Exhibit 99.1
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

----------------------------------
CASE NAME:  Kitty Hawk, Inc.                         ACCRUAL BASIS
----------------------------------

----------------------------------
CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
----------------------------------

----------------------------------
JUDGE: Barbara J. Houser
----------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: AUGUST 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                        Chief Financial Officer
------------------------------------------         -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                                 9/20/2001
------------------------------------------         -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Jessica L. Wilson                                Chief Accounting Officer
------------------------------------------         -----------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Jessica L. Wilson                                          9/20/2001
------------------------------------------         -----------------------------
PRINTED NAME OF PREPARER                                     DATE
                                                             ----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------
CASE NAME:  Kitty Hawk, Inc.                                     ACCRUAL BASIS-1
--------------------------------

--------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------

----------------------------------------------------------------------

COMPARATIVE  BALANCE  SHEET
-----------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE                MONTH                  MONTH              MONTH
                                                                      -------------------------------------------------------------
ASSETS                                                      AMOUNT               July 2001              August 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED CASH                              $ 13,401,586           $ 38,432,411           $ 46,367,066             $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED CASH                                                       $          0           $          0             $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL CASH                                     $ 13,401,586           $ 38,432,411           $ 46,367,066             $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS RECEIVABLE (NET)                                             ($12,021,507)          ($14,518,205)            $0
-----------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                              ($1,016,667)           ($1,016,667)            $0
-----------------------------------------------------------------------------------------------------------------------------------
6.        NOTES RECEIVABLE                               $     15,000           $     15,000           $     15,000             $0
-----------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID EXPENSES                                                      $    533,556           $    678,791             $0
-----------------------------------------------------------------------------------------------------------------------------------
8.        OTHER (ATTACH LIST)                            $422,186,692           $342,187,831           $336,963,075             $0
-----------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL CURRENT ASSETS                           $435,603,278           $368,130,624           $368,489,060             $0
-----------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY, PLANT & EQUIPMENT                    $  2,425,652           $  6,101,169           $  6,113,562             $0
-----------------------------------------------------------------------------------------------------------------------------------
11.       LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                                              $  2,490,732           $  2,569,952             $0
-----------------------------------------------------------------------------------------------------------------------------------
12.       NET PROPERTY, PLANT &
          EQUIPMENT                                      $  2,425,652           $  3,610,437           $  3,543,610             $0
-----------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                              $     62,465           $    219,367           $    219,367             $0
-----------------------------------------------------------------------------------------------------------------------------------
14.       OTHER  ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                     $ 10,967,208           $  9,367,415           $  9,296,814             $0
-----------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                            $138,370,015           $138,370,015           $138,370,015             $0
-----------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                                   $587,428,618           $519,697,858           $519,918,866             $0
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS PAYABLE                                                      $    623,660           $    829,360             $0
-----------------------------------------------------------------------------------------------------------------------------------
18.       TAXES PAYABLE                                                         $          0           $          0             $0
-----------------------------------------------------------------------------------------------------------------------------------
19.       NOTES PAYABLE                                                         $          0           $          0             $0
-----------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL FEES                                                     $    853,068           $  2,917,027             $0
-----------------------------------------------------------------------------------------------------------------------------------
21.       SECURED DEBT                                                          $          0           $          0             $0
-----------------------------------------------------------------------------------------------------------------------------------
22.       OTHER (ATTACH LIST)                                                   $  2,696,314           $  1,568,050             $0
-----------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL POSTPETITION
          LIABILITIES                                                           $  4,173,042           $  5,314,437             $0
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24.       SECURED DEBT                                   $466,119,468           $385,985,126           $385,064,739             $0
-----------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY DEBT                                  $     29,661           $          0           $          0             $0
-----------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED DEBT                                 $ 22,580,547           $  2,232,210           $  2,232,210             $0
-----------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                            $          0           $ 28,849,513           $ 28,849,513             $0
-----------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL PREPETITION LIABILITIES                  $488,729,676           $417,066,849           $416,146,462             $0
-----------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                              $488,729,676           $421,239,891           $421,460,899             $0
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION OWNERS' EQUITY                                            $ 98,457,967           $ 98,457,967             $0
-----------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION  CUMULATIVE
          PROFIT OR (LOSS)                                                      $          0           $          0             $0
-----------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL EQUITY                                   $          0           $ 98,457,967           $ 98,457,967             $0
-----------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL LIABILITIES &
          OWNERS' EQUITY                                 $488,729,676           $519,697,858           $519,918,866             $0
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------
CASE NAME:  Kitty Hawk, Inc.                      ACCRUAL BASIS-2
----------------------------------

----------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
----------------------------------

-----------------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
                                                               MONTH               MONTH            MONTH              QUARTER
                                                     ---------------------------------------------------------
REVENUES                                                     July 2001           August 2001                            TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                        $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                             $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                           $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                              $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                          $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                       $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                              $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                          $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER COMPENSATION                        $   74,167          $   74,166               $0          $  148,333
----------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                   $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                             ($2,849,783)        ($2,593,967)              $0         ($5,443,750)
----------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                          $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                   $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                             ($2,775,616)        ($2,519,801)              $0         ($5,295,417)
----------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                      $2,775,616          $2,519,801               $0          $5,295,417
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                        ($96,716)          ($129,569)              $0           ($226,285)
----------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                     $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                      $  582,571          $  616,610               $0          $1,199,181
----------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                              $   78,876          $   79,222               $0          $  158,098
----------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                          $   76,984          $   76,984               $0          $  153,968
----------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                   $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                           $  641,715          $  643,247               $0          $1,284,962
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                     $2,133,901          $1,876,554               $0          $4,010,455
----------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                     $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                   $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                         $2,133,901          $1,876,554               $0          $4,010,455
----------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                            $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                     $        0          $        0               $0          $        0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------
CASE NAME:  Kitty Hawk, Inc.                        ACCRUAL BASIS-3
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH                  MONTH                   MONTH                QUARTER
                                          -------------------------------------------------------------------------
DISBURSEMENTS                                   July 2001              August 2001                                     TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                    $38,294,348            $38,432,411                      $0      $38,294,348
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                   $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                  $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                 $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                     $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)               $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                               $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                          $25,606,100            $30,079,156                      $0      $55,685,256
---------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                 $25,606,100            $30,079,156                      $0      $55,685,256
---------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                               $25,606,100            $30,079,156                      $0      $55,685,256
---------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                         $63,900,448            $68,511,567                      $0      $93,979,604
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                  $ 2,964,538            $ 3,475,980                      $0      $ 6,440,518
---------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                           $ 1,186,216            $ 1,424,708                      $0      $ 2,610,924
---------------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                $    48,776            $         0                      $0      $    48,776
---------------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                    $ 3,230,967            $ 2,716,524                      $0      $ 5,947,491
---------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                    $    55,465            $    60,940                      $0      $   116,405
---------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                    $   356,098            $   783,601                      $0      $ 1,139,699
---------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                                                 $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                             $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                       $   864,335            $   759,265                      $0      $ 1,623,600
---------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                        $ 1,786,912            $ 1,942,885                      $0      $ 3,729,797
---------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                     $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                  $       170            $     7,560                      $0      $     7,730
---------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                          $13,450,347            $10,396,214                      $0      $23,846,561
---------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS                $23,943,824            $21,567,677                      $0      $45,511,501
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                            $ 1,507,463            $   576,824                      $0      $ 2,084,287
---------------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                            $    16,750            $         0                      $0      $    16,750
---------------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                          $         0            $         0                      $0      $         0
---------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES                $ 1,524,213            $   576,824                      $0      $ 2,101,037
---------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                          $25,468,037            $22,144,501                      $0      $47,612,538
---------------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                                $   138,063            $ 7,934,655                      $0      $ 8,072,718
---------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                          $38,432,411            $46,367,066                      $0      $46,367,066
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------
CASE NAME:  Kitty Hawk, Inc.                         ACCRUAL BASIS-4
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE              MONTH                MONTH          MONTH
                                                                            --------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                         AMOUNT             July 2001           August 2001
------------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                                      $         0          $         0             $0
------------------------------------------------------------------------------------------------------------------------------------
2.        31-60                                                                     $         0          $         0             $0
------------------------------------------------------------------------------------------------------------------------------------
3.        61-90                                                                     $         0          $         0             $0
------------------------------------------------------------------------------------------------------------------------------------
4.        91+                                                                       $    63,871          $    63,261             $0
------------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL ACCOUNTS RECEIVABLE                                      $0         $    63,871          $    63,261             $0
------------------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT CONSIDERED UNCOLLECTIBLE                                           $12,085,378          $14,581,466             $0
------------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS RECEIVABLE (NET)                                      $0        ($12,021,507)        ($14,518,205)            $0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                 MONTH:         August 2001
                                                                                                ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       0-30           31-60               61-90                 91+
TAXES PAYABLE                                          DAYS           DAYS                DAYS                 DAYS           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                                   $      0       $      0             $     0             $      0       $      0
------------------------------------------------------------------------------------------------------------------------------------
2.        STATE                                     $      0       $      0             $     0             $      0       $      0
------------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                     $      0       $      0             $     0             $      0       $      0
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                       $      0       $      0             $     0             $      0       $      0
------------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL TAXES PAYABLE                       $      0       $      0             $     0             $      0       $      0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS PAYABLE                          $172,752       $127,213             $26,433             $502,962       $829,360
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                             MONTH:    August 2001
                                                                                                ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                 BEGINNING            AMOUNT                              ENDING
                                                                    TAX            WITHHELD AND/           AMOUNT           TAX
FEDERAL                                                         LIABILITY*          OR ACCRUED              PAID         LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                                  $0             $99,868              $99,868             $0
------------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                                $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                                $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                                   $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                                         $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                                            $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL FEDERAL TAXES                                            $0             $99,868              $99,868             $0
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                                    $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                                          $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                                         $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                                   $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
12.       REAL PROPERTY                                                  $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL PROPERTY                                              $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                                            $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL STATE & LOCAL                                            $0             $     0              $     0             $0
------------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL TAXES                                                    $0             $99,868              $99,868             $0
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                           ACCRUAL BASIS-5
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                              MONTH:     August 2001
-----------------------------------------------------                --------------------------------------------------------------
BANK  RECONCILIATIONS

                                                        Account #1            Account #2            Account #3
---------------------------------------------------------------------------------------------------------------
A.           BANK:                                        Bank One              Bank One            Wells Fargo
-----------------------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                             100140334            9319959434           4417-881463           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                             Operating           Disbursement           Operating
-----------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE PER BANK STATEMENT                      $  207,758              $300,000               $32,702        $  776,378
-----------------------------------------------------------------------------------------------------------------------------------
2.        ADD: TOTAL DEPOSITS NOT CREDITED                $        0              $      0               $     0        $        0
-----------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT: OUTSTANDING CHECKS                    $1,287,110              $      0               $     0        $1,499,112
-----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER RECONCILING ITEMS                            ($2,769)             $      0               $     0           ($2,769)
-----------------------------------------------------------------------------------------------------------------------------------
5.        MONTH END BALANCE PER BOOKS                    ($1,082,121)             $300,000               $32,702         ($749,419)
-----------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER OF LAST CHECK WRITTEN                   No checks                   36290              No checks
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------
INVESTMENT ACCOUNTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF               TYPE OF              PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                               PURCHASE             INSTRUMENT              PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.        Wells Fargo Certificate of Deposit                                   CD                    $   600,000       $   605,115
-----------------------------------------------------------------------------------------------------------------------------------
8.        Bank One                                         8/31/2001           Overnight Sweep       $46,486,454       $46,486,454
-----------------------------------------------------------------------------------------------------------------------------------
9.        N/A
-----------------------------------------------------------------------------------------------------------------------------------
10.       N/A
-----------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                          $47,086,454       $47,091,569
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                             $     1,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH - END OF MONTH                                                                                    $46,367,066
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

---------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                         ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
---------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                          MONTH:       August 2001
----------------------------------------------                   -----------------------------------------------------------------
BANK RECONCILIATIONS
                                               Account #4              Account #5             Account #6
----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                               Bank One                Bank One               Bank One
---------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                   1570695922          00129949/931995845         1586268961                 TOTAL
---------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                     Payroll            Health Insurance        Flex Spending
----------------------------------------------------------------------------------------------------------------------------------
1.       BALANCE PER BANK STATEMENT              $    0                        $212,002                $23,916           $235,918
----------------------------------------------------------------------------------------------------------------------------------
2.       ADD: TOTAL DEPOSITS NOT CREDITED        $    0                        $      0                $     0           $      0
----------------------------------------------------------------------------------------------------------------------------------
3.       SUBTRACT: OUTSTANDING CHECKS            $    0                        $212,002                $     0           $212,002
----------------------------------------------------------------------------------------------------------------------------------
4.       OTHER RECONCILING ITEMS                 $    0                        $      0                $     0           $      0
----------------------------------------------------------------------------------------------------------------------------------
5.       MONTH END BALANCE PER BOOKS             $    0                        $      0                $23,916           $ 23,916
----------------------------------------------------------------------------------------------------------------------------------
6.       NUMBER OF LAST CHECK WRITTEN             85230                          152554                  11084
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
INVESTMENT ACCOUNTS

----------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                TYPE OF                PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE               INSTRUMENT               PRICE              VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
11.      TOTAL INVESTMENTS                                                                               $0               $     0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
CASH

----------------------------------------------------------------------------------------------------------------------------------
12.      CURRENCY ON HAND                                                                                                 $     0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
13.      TOTAL CASH - END OF MONTH                                                                                        $23,916
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                                 ACCRUAL BASIS-5
----------------------------------------------------

----------------------------------------------------
CASE NUMBER: 400-42141-BJH                                 02/13/95, RWD, 2/96
----------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                                   MONTH:   August 2001
----------------------------------------------------                      ------------------------------------------------------
BANK RECONCILIATIONS
                                                            Account #7          Account #8       Account #9
--------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                            Bank One
--------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                1586269860                                               TOTAL
--------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                                    COD
--------------------------------------------------------------------------------------------------------------------------------
1.       BALANCE PER BANK STATEMENT                                    $0                 $0               $0                $0
--------------------------------------------------------------------------------------------------------------------------------
2.       ADD: TOTAL DEPOSITS NOT CREDITED                              $0                 $0               $0                $0
--------------------------------------------------------------------------------------------------------------------------------
3.       SUBTRACT: OUTSTANDING CHECKS                                  $0                 $0               $0                $0
--------------------------------------------------------------------------------------------------------------------------------
4.       OTHER RECONCILING ITEMS                                       $0                 $0               $0                $0
--------------------------------------------------------------------------------------------------------------------------------
5.       MONTH END BALANCE PER BOOKS                                   $0                                                    $0
--------------------------------------------------------------------------------------------------------------------------------
6.       NUMBER OF LAST CHECK WRITTEN                          2111
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------------------------
                                                              DATE OF            TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                                  PURCHASE           INSTRUMENT         PRICE             VALUE
--------------------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------------------
11.      TOTAL INVESTMENTS                                                                                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
CASH

--------------------------------------------------------------------------------------------------------------------------------
12.      CURRENCY ON HAND
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
13.      TOTAL CASH - END OF MONTH                                                                                           $0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     Monthly Operating Report
----------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                             ACCRUAL BASIS-6
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
----------------------------------------------

                                                     MONTH:       August 2001
                                                     ---------------------------

------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------
                                            INSIDERS
-------------------------------------------------------------------------------------------------
                                        TYPE OF                AMOUNT            TOTAL PAID
               NAME                     PAYMENT                 PAID               TO DATE
-------------------------------------------------------------------------------------------------
1.    Mike Clark                Salary                               $ 7,916          $  121,665
-------------------------------------------------------------------------------------------------
2.    Jim Craig                 Salary                               $16,667          $  366,668
-------------------------------------------------------------------------------------------------
3.    Janie Garrard             Salary                               $     0          $    2,625
-------------------------------------------------------------------------------------------------
4.    Drew Keith                Salary                               $16,250          $  363,962
-------------------------------------------------------------------------------------------------
5.    Lena Baker                Salary                               $     0          $    7,500
-------------------------------------------------------------------------------------------------
6.    Jim Reeves                Salary                               $33,333          $  499,995
-------------------------------------------------------------------------------------------------
7.    John Turnipseed           Salary                               $     0          $   41,668
-------------------------------------------------------------------------------------------------
8.    TOTAL PAYMENTS
      TO INSIDERS                                                    $74,166          $1,404,083
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                     DATE OF COURT                                                                    TOTAL
                                   ORDER AUTHORIZING       AMOUNT            AMOUNT            TOTAL PAID           INCURRED
                    NAME                PAYMENT           APPROVED            PAID               TO DATE           & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.    Lain Faulkner                                                          $ 70,015         $   941,175          $  107,256
-----------------------------------------------------------------------------------------------------------------------------------
2.    Haynes and Boone                                                       $      0         $ 3,187,218          $  818,606
-----------------------------------------------------------------------------------------------------------------------------------
3.    The Seabury Group                                                      $      0         $ 1,950,000          $        0
-----------------------------------------------------------------------------------------------------------------------------------
4.    Forshey & Prostock                                                     $      0         $   365,670          $        0
-----------------------------------------------------------------------------------------------------------------------------------
5.    PriceWaterhouseCoopers                                                 $      0         $   386,015          $        0
-----------------------------------------------------------------------------------------------------------------------------------
6.    Jay Alix and Associates                                                $  6,650         $   829,493          $  159,804
-----------------------------------------------------------------------------------------------------------------------------------
7.    Andrews & Kurth                                                        $      0         $   995,467          $        0
-----------------------------------------------------------------------------------------------------------------------------------
8.    Jenkins & Gilchrist                                                    $      0         $    47,474          $        0
-----------------------------------------------------------------------------------------------------------------------------------
9.    Ford and Harrison                                                      $  2,211         $   223,529          $    3,048
-----------------------------------------------------------------------------------------------------------------------------------
10.   Grant Thornton                                                         $ 70,000         $   335,371          $   12,360
-----------------------------------------------------------------------------------------------------------------------------------
11.   Verner Liipfert                                                        $ 53,739         $   672,751          $   90,018
-----------------------------------------------------------------------------------------------------------------------------------
12.   The Ivy Group                                                          $      0         $    81,900          $        0
-----------------------------------------------------------------------------------------------------------------------------------
13.   Wells Fargo Bank - reimburse prof fees                                 $      0         $ 1,036,744          $1,725,935
-----------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL PAYMENTS
      TO PROFESSIONALS                                           $0          $202,615         $11,052,807          $2,917,027
-----------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

---------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULED            AMOUNTS
                                                               MONTHLY              PAID                TOTAL
                                                              PAYMENTS             DURING              UNPAID
                    NAME OF CREDITOR                             DUE                MONTH           POSTPETITION
-----------------------------------------------------------------------------------------------------------------
1.    N/A
-----------------------------------------------------------------------------------------------------------------
2.    N/A
-----------------------------------------------------------------------------------------------------------------
3.    N/A
-----------------------------------------------------------------------------------------------------------------
4.    N/A
-----------------------------------------------------------------------------------------------------------------
5.    N/A
-----------------------------------------------------------------------------------------------------------------
6.    TOTAL                                                          $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                     ACCRUAL  BASIS-7
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42141-BJH                                02/13/95, RWD, 2/96
-------------------------------------------

                                                   MONTH:  August 2001
                                                         -----------------------

---------------------------------------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------
                                                                                            YES                NO
---------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                    X
---------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                              X
---------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                        X
---------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                               X
---------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                  X
---------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                            X
---------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                               X
---------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                        X
---------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                              X
---------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                             X
---------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                       X
---------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                         X
---------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #4 - the Company has paid down approximately $0.9 million on its revolving credit facility in accordance with various court orders. Cash used in the payments were a result of asset sales (aircraft and inventory) and internally generated cash.

---------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                            YES                NO
---------------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                              X
---------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                X
---------------------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------------
                                            INSTALLMENT  PAYMENTS
----------------------------------------------------------------------------------------------------------------------------------
          TYPE  OF                                                                                      PAYMENT AMOUNT
           POLICY                             CARRIER                               PERIOD COVERED       & FREQUENCY
----------------------------------------------------------------------------------------------------------------------------------
     121 Aircraft Insurance     Aviation Agency                     6/1/2001 - 5/31/2002                   781,160  Quarterly
----------------------------------------------------------------------------------------------------------------------------------
     Workers Comp               Aviation Agency                     01/01/2001 - 12/31/2001                 95,000    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Inland Marine/Property     CGU                                 4/1/2001 - 3/31/2002                     9,902    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Professional Liab          Aviation Agency                     6/1/2001 - 5/31/2002                    25,291    Annual
----------------------------------------------------------------------------------------------------------------------------------
     135 Aircraft Insurance     Aviation Agency                     10/1/2000 - 9/30/2001                  100,266    Quarterly
----------------------------------------------------------------------------------------------------------------------------------
     Primary Auto               Aviation Agency                     4/1/2001 - 3/31/2002                    10,827    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Excess Auto                Aviation Agency                     4/1/2001 - 3/31/2002                    29,870    Annual
----------------------------------------------------------------------------------------------------------------------------------
     Aggregate Claims Liab      Reliastar                           5/1/2001 - 4/30/2002                    15,000    Annually
----------------------------------------------------------------------------------------------------------------------------------
     Claims Admin Runout        CIGNA                               5/1/2001 - 4/30/2002                   125,779    One time
----------------------------------------------------------------------------------------------------------------------------------
     Pilot Long Term Disabl     UNUM                                5/1/2001 - 4/30/2002                     7,975    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Stop Loss                  Reliastar                           5/1/2001 - 4/30/2002                    31,635    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Case Management            Reliastar                           5/1/2001 - 4/30/2002                     1,329    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Claims Administration      Allied Benefit System               5/1/2001 - 4/30/2002                    25,052    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Life/AD&D                  CIGNA                               5/1/2001 - 4/30/2002                    11,732    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     EAP                        Behavioral Health Partners          5/1/2001 - 4/30/2002                     2,941    Monthly
----------------------------------------------------------------------------------------------------------------------------------
     Section 125 Admin          Taxsaver                            5/1/2001 - 4/30/2002                     1,179    Monthly
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------
CASE NAME:  Kitty Hawk, Inc.                     FOOTNOTES SUPPLEMENT
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42141-BJH                       ACCRUAL BASIS
-----------------------------------------

                                            MONTH:          August 2001
                                                  ------------------------------

------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS
  FORM NUMBER        LINE NUMBER                               FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       3                        8       All cash received into the each subsidiary cash account is swept
------------------------------------------------------------------------------------------------------------------------
                                           each night to Kitty Hawk, Inc. Master Account
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       3                       31       All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------------------------
                                           disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------------------------
                                           account.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       4                        6       All assessments of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------------------------
                                           at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
------------------------------------------------------------------------------------------------------------------------
                                           down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       7                                All insurance policies are carried in the name of Kitty Hawk, Inc. and its
------------------------------------------------------------------------------------------------------------------------
                                           subsidiaries. Therefore, they are listed here accordingly.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                               August 2001

8.    OTHER (ATTACH LIST)                                 $        336,963,075 Reported
                                                        -----------------------
           Intercompany Receivables                                334,771,545
           Escrow TJR                                                  400,000
           A/R Other                                                   438,235
           A/R Employees                                                  (317)
           A/R 401(k) Loan                                                (551)
           A/R Reconciling item                                        (12,851)
           Deferred Taxes                                              776,266
           Deposits - Other                                            174,749
           Deposits - Retainers                                        415,999
                                                        -----------------------
                                                                   336,963,075 Detail
                                                        -----------------------
                                                                             - Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                                     9,296,814 Reported
                                                        -----------------------
           Loan organizaiton costs                                     841,824
           Bond offering costs                                       7,151,860
           Goodwill - KH Cargo                                       1,303,130
                                                        -----------------------
                                                                     9,296,814 Detail
                                                        -----------------------
                                                                             - Difference

15.   OTHER (ATTACH LIST)                                          138,370,015
                                                        -----------------------
           Investment in KH Aircargo                                     1,000
           Investment in KH International                           81,974,302
           Investment in Longhorn                                    2,266,436
           Investment in KH Cargo                                   54,128,277
                                                        -----------------------
                                                                   138,370,015 Detail
                                                        -----------------------
                                                                             - Difference


22.   OTHER (ATTACH LIST)                                 $          1,568,050 Reported
                                                        -----------------------
           Accrued expenses                                            143,653
           Accrued interest                                            384,285
           Accrued health savings                                      638,172
           A/P Aging reconciling item                                   (5,386)
           A/P clearing                                                     81
           Accrued 401(k)                                                7,245
           Accrued Salaries/Wages                                      400,000
                                                        -----------------------
                                                                     1,568,050 Detail
                                                        -----------------------
                                                                             - Difference

27.   OTHER (ATTACH LIST)                                 $         28,849,513 Reported
                                                        -----------------------
           Deferred Taxes                                           31,006,505
           Accrued Taxes payable                                   (17,685,739)
           Interest payable                                         15,528,747
                                                        -----------------------
                                                                    28,849,513 Detail
                                                        -----------------------
                                                                             - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.   NON-OPERATING INCOME (ATT. LIST)                                (129,569)Reported
                                                        -----------------------
           Interest Income                                            (105,107)
           Other Misc Income                                           (24,462)
                                                        -----------------------
                                                                      (129,569)Detail
                                                                             - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                           30,079,156 Reported
                                                        -----------------------
           Transfers from Charters                                   1,712,636
           Transfers from Cargo                                      7,786,780
           Transfers from Aircargo                                  15,897,836
           Transfers from International                                 37,000
           Cash deposits - non-lockbox                               4,072,753
           Interest income                                             101,440
           Misc Deposits                                               480,128
           NSF Checks                                                   (9,417)
                                                        -----------------------
                                                                    30,079,156 Detail
                                                        -----------------------
                                                                             - Difference
                                                        -----------------------


25.   OTHER (ATTACH LIST)                                           10,396,214 Reported
                                                        -----------------------
           Inc. 401(k)                                                 416,489
           Employee Expenses                                            40,138
           Bank charges                                                  2,515
           Refunds/Claims                                               13,797
           Fuel                                                      3,573,793
           Ground Handling                                           2,298,474
           Shipping                                                     46,542
           Ondemand Charter costs                                       29,017
           135 Airline costs                                             4,995
           Building maintenance/security                                66,770
           Contract Labor                                              378,827
           Trucking                                                    466,629
           Customs/Parking/Landing                                     568,525
           Containers                                                   86,834
           Simulator/Communication/Other Training                      236,785
           Misc                                                         (3,443)
           Asset purchase                                               12,393
           Charts/Manuals                                               81,476
           Taxes                                                       136,042
           Office                                                       92,044
           Deposits                                                    151,048
           Subcharter Aircraft                                       1,696,524
                                                        -----------------------
                                                                    10,396,214 Detail
                                                                             - Difference